UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2009 (September 23, 2009)
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-7797 (Commission File Number)	52-0551284 (IRS Employer Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On September 23, 2009, PHH Corporation issued a press release announcing that it priced a public offering of $220 million ($20 million more than previously announced) aggregate principal amount of convertible senior notes due 2014 and has entered into certain note hedging and warrant transactions. Closing is subject to a number of customary closing conditions. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
The notes and securities associated with the note hedging and warrant transactions have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release, dated September 23, 2009, announcing the pricing of convertible senior notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
	By:	/s/ William F. Brown
		Name:	William F. Brown
Dated: September 24, 2009		Title:	Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit
Number	Description
99.1	Press release, dated September 23, 2009, announcing the pricing of convertible senior notes.

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